Form of Common Stock Certificate

Number		***Shares***
COMMON STOCK	AutoGenomics	**COMMON STOCK**

SEE REVERSE FOR CERTAIN DEFINITIONS, TRANSFER RESTRICTIONS AND OTHER INFORMATION

CUSIP 05277R 105

AUTOGENOMICS, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.01 PER SHARE, OF

AUTOGENOMICS, INC.

transferrable on the books of the Corporation in person or by duly authorized attorney upon surrender of the Certificate properly endorsed.

This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile signatures of the Corporation's duly authorized officers.

Dated:

Secretary

President

COUNTERSIGNED AND REGISTERED
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
(Brooklyn, NY)
TRANSFER AGENT AND REGISTRAR

BY:

AUTHORIZED SIGNATURE

Form of Common Stock Certificate The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM as tenants in common UNIF GIFT MIN ACT ........Custodian........ (Cust) (Minor) TEN ENT as tenants by the entireties under Uniform Gifts to Minors Act …………… (State) JT TEN as joint tenants with right of survivorship and not as tenants in common UNIF TRF MIN ACT ........Custodian (Cust) (until age........) (Minor) COM PROP as community property under Uniform Transfers to Minors Act …………… (State) Additional abbreviations may also be used though not in the above list. For value received, hereby sell(s) assign(s) and transfer(s) unto PLEASE INSERT SOCIAL SECURITY OR OTHER INDENTIFYING NUMBER OF ASSIGNEE PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE Shares of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises. Dated: X X NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. SIGNATURE(S) GUARANTEED: THE SIGNATURE MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO RULE 17Ad-15 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.